                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

                                 ANNUAL REPORT

                                 MARCH 31, 2003

MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
MARCH 2003
LETTER TO LIMITED PARTNERS


Multi-Adviser   Hedge   Fund   Portfolios   LLC  -   Multi-Strategy   Series   G
("Multi-Strategy" or the "Portfolio") was down an estimated 0.41% for the first quarter.

For the quarter, the S&P 500 was down 3.2% while the Lehman Aggregate Bond Index was up 1.4%. The VIX equity volatility Index ("VIX Index") ranged between 26% and 39% for the quarter, which is relatively high on a historical basis. Results for all of the Portfolio's hedge fund Rational Strategy Groups (RSGs) were mixed.

Past performance is not indicative of future results.


PORTFOLIO REVIEW

DISCRETIONARY Equity markets were characterized by high volatility and low trading volume, which created a difficult environment for long/short equity managers. While the economic data pointed to continued weakness in the global economy, investors largely ignored fundamentals and focused mainly on the developments related to the conflict with Iraq. Despite the difficult environment, three out of four managers in the RSG contributed positive performance, attributable mostly to successful stock selection. A long-biased, healthcare-focused manager was significantly down for the quarter while the overall healthcare sector was flat. Losses were generated in long positions in the biotechnology and healthcare services sectors while gains were made in major pharmaceutical stocks. Regrettably, the losses generated by the healthcare manager outweighed the gains of the other managers. During the quarter, four U.S.-focused managers were funded in the Discretionary RSG: two small cap, one healthcare and one mid cap. One more U.S.-focused manager was added at the end of March.

EQUITY ARBITRAGE Volatility remained high and inter-stock correlation remained high within the S&P 500. These two conditions made it difficult for equity market neutral managers to generate alpha. In terms of individual styles, the multi-strategy managers fared poorly as both underlying stock-picking skills disappointed and systematic strategies did not perform well. The statistical arbitrage manager also suffered, as the high correlation in inter-stock movements provided very little opportunity for spread convergence throughout the quarter. During the quarter, four managers were funded in the Equity Arbitrage
RSG: three multi-strategy and one statistical arbitrage manager.

FIXED INCOME ARBITRAGE In the fixed income markets this month, yield curves generally steepened. In the U.S., the spread between the 2-year and 10-year Treasuries widened from 226 basis points (bps) to 231 bps. Similarly, the spread between the 10-year and the 30-year Treasuries increased from 92 bps to 102 bps. While this steepening generally hurt managers who focus on global rates, one of our managers in this area was helped from the outperformance of Treasury Inflation-Indexed Securities (TIPS) and municipal securities relative to Treasuries of 28 bps and 6 bps respectively. Two of our other



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

managers who focus on mortgages experienced positive returns given their focus in low-coupon mortgages such as the FNMA 5.0% which rallied 4 bps on an Option Adjusted Spread (OAS) basis during the quarter. In addition, mortgage managers also profited from the income difference between mortgage interest and financing and hedging expense. For example, the 30-year FNMA 5.5% delivered 42 bps of income as compared to 15 bps of financing expense and 7 bps of hedging expense resulting in 19 bps of income per unit of leverage. One additional fixed income manager was added during the quarter to increase portfolio diversification.

EVENT DRIVEN The continuation of the rally in sub-investment grade credit (the Bear Stearns High Yield Index was up 7.63% on the quarter and 15.9% from November 2002 through March 2003) created a backdrop for profit generation in event driven strategies. In the distressed universe, the Portfolio's managers who were overweighted on the long side towards telecom, technology and utilities outperformed during the first quarter as these sectors were the beneficiaries of strong capital flows. The Portfolio's convertible arbitrage managers who were more exposed to credit generated the quarter's best results, as convertible valuations also benefited greatly from the credit spread tightening. Meanwhile, convertible arbitrageurs who focus primarily on owning securities with gamma trading profiles and those who hedge credit also had profitable quarters, but returns were more modest. All convertible managers benefited from a supply/demand imbalance that contributed to the richening of aged paper. The only negative performer on the quarter was a catalyst-specific event driven manager. In this case, a good portion of the manager's losses was due to the delay of specific events resulting in unfavorable mark-to-market pricings.

During the quarter, 11 managers were funded in the Event Driven Plus RSG: three convertible arbitrage managers, four distressed managers, one merger arbitrage manager and three multi-strategy event driven managers.


MARKET OUTLOOK

March was marked by the global market ultimately pricing in an optimistic resolution of the conflict in Iraq and paying little attention to the sharp deterioration of fundamentals, despite the sharp inter-month swings. While there is little doubt that consumer confidence, corporate spending and hiring were affected by the outbreak of hostilities, it is the opinion of the Investment Adviser that the data under consideration reflects a much more tenuous economic recovery, particularly in the U.S., than currently reflected in market valuations. Given that the current global-macro economic climate is such that a global recovery is likely to be U.S.-led, the general outlook for traditional assets does not appear to be optimistic. A close monitoring of both economic data in the second quarter and the effect of central bank action appears to be imperative to assess our current allocation. In particular, the effects of increased confidence on durable goods spending and employment appear to be critical. From the perspective of absolute return strategies, a decrease in volatility from the current high regime to a more moderate one and an increase in liquidity are both necessary for a return to a balanced allocation.



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                                               Citigroup Alternative Investments

With this as a backdrop, the Investment Adviser retains a bias toward increasing the allocation to the discretionary RSG, with an emphasis on managers able to take advantage of volatility. Doing so should enable the Portfolio to take advantage of both the continuation in volatility as well as the unfolding macro-economic environment. The Investment Adviser will remain underweight in the equity arbitrage RSG and neutral to the fixed income group. Finally, despite the performance of event driven strategies over the last six months, the Investment Adviser maintains its overweight with the expectation that the valuation discounts that currently exist are best taken advantage of in this strategy class.

DISCRETIONARY As a new month starts, managers are facing a tough dilemma of whether to worry about the deteriorating economic data and weak earnings reports or to ignore the near term negatives, blame them on the war in Iraq, and position themselves for a speedy economic recovery once the war ends. However, the end of the conflict may not lower geopolitical risks, as there is still much uncertainty surrounding the Middle East and North Korea going forward. Hence, the Investment Adviser expects that high market volatility will continue. However, the Investment Adviser believes that the global macro managers, especially discretionary managers, are in a position to take advantage of this volatility. Managers who have more flexibility in their investment approach are more likely to benefit from the near term volatility. Those managers who are focusing solely on fundamentals may experience difficulties in the near-term.

EQUITY ARBITRAGE The outlook remains cautiously optimistic for equity arbitrage. The marketplace still seems to be reacting to news related to the war and its progress in Iraq rather than to fundamental drivers, such as earnings or analyst recommendations. This makes it difficult for equity market neutral managers, especially factor strategies, which rely on longer term fundamental relationships between groups of companies when creating a portfolio of buys and sells. In environments such as the one we are currently in, these relationships tend to break down, causing short-term losses. Therefore, the Investment Adviser has begun to restructure the Portfolio away from factor models and into discretionary strategies to take advantage of managers' stock picking capabilities and trading skills.

FIXED INCOME ARBITRAGE The fixed income markets are largely dependent on the resolution of certain geopolitical events. As the conclusion to these events becomes more visible, fixed income yields are likely to rise and curves are likely to flatten. More uncertainty exists in the mortgage market where current participants may be impacted by the potential reduction of demand for product from slowing Collateralized Mortgage Obligation (CMO) production and declining bank interest as mortgage duration extends. Until interest rates increase, however, participants will continue to benefit from significant interest income. Lastly, some of the Portfolio's managers are becoming more involved in the credit markets which are expected to benefit as the economy recovers.

EVENT DRIVEN The onset of war in Iraq has come and gone and event driven strategies have weathered the initial stages of the conflict remarkably well. The Portfolio benefited this month by not having to withstand a meaningful negative spike in credit. On the other hand, corporate credit showed great resiliency through March as it continued its five-month rally without missing a beat, an especially impressive feat given the big moves and subsequent reversals in U.S. equities and government debt. Going forward, the



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                                               Citigroup Alternative Investments

Investment Adviser is still optimistic about the prospects for this RSG, but cautiously so. The performance of credit is one of the factors driving this RSG's returns. Despite the recent five-month rally (the Bear Stearns High Yield Index is up 15.9% from November through March), credit spreads remain historically wide and substantial room for improvement remains. From both technical and fundamental perspectives, as investors seek out higher yielding assets and companies continue to reduce balance sheet leverage, credit has support for continued improvement. Recent credit gains have been rapid and substantial, and a near-term hiccup would not come as a surprise. More dramatic problems could occur if there were to be a major unexpected turn in geopolitical events. As addressed previously, regular and substantial new convertible issuance is necessary for the continued potential profitability of the strategy. There was a relatively small amount (approximately $5 billion) of new convertible issuance worldwide in March, and most of it was priced poorly from our underlying managers' perspectives. Market participants are generally hopeful that a backlog of convertible deals held up by wartime malaise will follow from greater geopolitical visibility and will result in heightened issuance with more favorably priced terms in months to come. Merger arbitrage continues to be an underweight strategy both from the portfolio construction level as well from an underlying manager level. However, in anticipation of a pick-up in M&A activity, the Investment Adviser is currently evaluating a number of merger arbitrage managers, particularly those with a European focus.

Citigroup AI values your participation in the Fund and despite volatile market conditions, looks forward to continuing to serve its investors in the search for absolute positive returns.


Sincerely,
Clifford DeSouza
Senior Investment Officer



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                                               Citigroup Alternative Investments

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Members and Board of Directors of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC - Multi-Strategy Series G



We have audited the accompanying statement of assets and liabilities of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC-Multi-Strategy Series G (the "Fund"), including the schedule of investments, as of March 31, 2003, and the related statements of operations, changes in members' capital, cash flows, and financial highlights for the period from January 1, 2003 (commencement of operations) through March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of March 31, 2003 by inspection of investment subscription documents and confirmation with underlying investment funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC-Multi-Strategy Series G, as of March 31, 2003, and the results of its operations, changes in members' capital, cash flows, and financial highlights for the period from January 1, 2003 through March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.



[GRAPHIC OMITTED]
KPMG LLP


May 16, 2003

                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2003
--------------------------------------------------------------------------------


ASSETS


Cash and cash equivalents                                           $12,015,036
Investments in Investment Funds, at fair value (Cost: $33,365,500)   33,592,665
Receivable from affiliate                                                89,698
Other assets                                                            147,846
                                                                   -------------
  TOTAL ASSETS                                                       45,845,245
                                                                   -------------



LIABILITIES


Contributions received in advance                                     7,147,500
Management fee payable                                                   72,186
Offering costs payable                                                   46,342
Accounts payable and accrued expenses                                   152,550
                                                                   -------------
  TOTAL LIABILITIES                                                   7,418,578
                                                                   -------------
    MEMBERS' CAPITAL                                                $38,426,667
                                                                   =============



MEMBERS' CAPITAL


Represented by:
Capital contributions                                               $38,613,600
Accumulated net investment income (loss)                               (411,448)
Net realized gain (loss)                                                 (2,650)
Accumulated net unrealized appreciation on investments                  227,165
                                                                   -------------
  MEMBERS' CAPITAL APPLICABLE TO 38,586.549 UNITS OUTSTANDING       $38,426,667
                                                                   =============

  NET ASSET VALUE PER UNIT                                          $    995.86
                                                                   =============



The accompanying notes are an integral part of these financial statements.

                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2003
--------------------------------------------------------------------------------



                                                     COST   FAIR VALUE  % OF
                                                                        MEMBERS'
                                                                        CAPITAL

FIXED INCOME ARBITRAGE
  Alliance High Grade Strategy Partners, L.P. $ 1,220,000  $ 1,247,518    3.25%
  Clinton Global Fixed Income Fund L.L.C.       1,220,000    1,236,671    3.22%
  Concordia I, L.P.                               220,000      219,230    0.57%



EVENT DRIVEN
  Brencourt Multi-Strategy, L.P.              $   960,000  $   950,454    2.47%
  Clinton Riverside Convertible Fund, L.P.      1,960,000    1,990,618    5.18%
  Courage Special Situations Fund, L.P.         1,360,000    1,378,934    3.59%
  GoldenTree High Yield Partners, L.P.          1,960,000    2,053,111    5.34%
  Lydian Partners II, L.P.                      1,410,000    1,509,949    3.93%
  Post Opportunity Fund, L.P.                   1,000,000    1,031,400    2.68%
  Purchase Associates II, L.P.                  1,360,000    1,378,825    3.59%
  ReCap Partners, L.P.                            960,000      987,218    2.57%
  Rhapsody Fund, L.P.                           1,410,000    1,493,894    3.89%
  Taconic Capital Partners, L.P.                1,260,000    1,267,071    3.30%
  West Broadway Partners, L.P.                    960,000      965,149    2.51%



EQUITY ARBITRAGE
  Beta Hedge, L.P.                            $   600,000  $   570,293    1.48%
  Jemmco Partners, L.P.                           968,500      946,790    2.47%
  Pentangle Partners, L.P.                        968,500      928,742    2.42%
  SSI Long/Short Equity Market Neutral, L.P.      808,500      804,280    2.09%



DISCRETIONARY
  Chilton Small Cap Partners, L.P. Class A    $ 3,720,000  $ 3,721,013    9.68%
  Delta Institutional, L.P.                     2,200,000    2,223,978    5.79%
  North River Partners, L.P.                    3,720,000    3,517,298    9.15%
  PIMCO Global Relative Value Fund, L.L.C.      1,000,000    1,007,826    2.62%
  Willow Creek Capital Partners, L.P.           2,120,000    2,162,403    5.63%

                                              -----------  -----------  -------
TOTAL INVESTMENTS                             $33,365,500  $33,592,665   87.42%
                                              ===========  ===========  =======

OTHER ASSETS, LESS LIABILITIES                             $ 4,834,002   12.58%
                                                           -----------  -------

MEMBERS' CAPITAL                                           $38,426,667  100.00%
                                                           ===========  =======


Note: Investments in underlying Investment Funds are categorized by investment strategy.



The accompanying notes are an integral part of these financial statements.

                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                            STATEMENT OF OPERATIONS
 FOR THE PERIOD JANUARY 1, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH MARCH 31,
                                      2003
--------------------------------------------------------------------------------



INVESTMENT INCOME
  Interest                                                            $   4,145
                                                                      ----------

    TOTAL INVESTMENT INCOME                                               4,145
                                                                      ----------


EXPENSES
  OPERATING EXPENSES:
    Management fees                                                     179,958
    Professional fees                                                    73,981
    Amortization of offering costs                                       42,860
    Marketing fees                                                       38,851
    Administration fees                                                  34,893
    Organizational expenses                                              30,868
    Custodian fees                                                        3,117
    Directors' fees and expenses                                          4,862
    Miscellaneous expenses                                                6,203
                                                                      ----------

      Total operating expenses                                          415,593
                                                                      ----------

      Net investment loss                                              (411,448)
                                                                      ----------


Realized and unrealized gain on investments:

Net realized loss on investments:                                        (2,650)
Net change in unrealized appreciation on investments                    227,165
                                                                      ----------

Net realized and unrealized gain on investments                         224,515
                                                                      ----------


Decrease in members' capital derived from investment activities       $(186,933)
                                                                      ==========



The accompanying notes are an integral part of these financial statements.

                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                    STATEMENT OF CHANGES IN MEMBERS' CAPITAL
 FOR THE PERIOD JANUARY 1, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH MARCH 31,
                                      2003
--------------------------------------------------------------------------------



FROM INVESTMENT ACTIVITIES

  Net investment loss                                               $  (411,448)
  Net realized loss on investments                                       (2,650)
  Net change in unrealized appreciation on investments                  227,165
                                                                    ------------

    DECREASE IN MEMBERS' CAPITAL
    DERIVED FROM INVESTMENT ACTIVITIES                                 (186,933)


MEMBERS' CAPITAL TRANSACTIONS

  Capital contributions                                              38,613,600
                                                                    ------------

    INCREASE IN MEMBERS' CAPITAL
    DERIVED FROM CAPITAL TRANSACTIONS                                38,613,600


    MEMBERS' CAPITAL AT BEGINNING OF PERIOD
    (COMMENCEMENT OF OPERATIONS)                                              -
                                                                    ------------

    MEMBERS' CAPITAL AT END OF PERIOD (38,586.549 UNITS)            $38,426,667
                                                                    ============


The accompanying notes are an integral part of these financial statements.

                       CITIGROUP ALTERNATIVE INVESTMENTS
       MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                             STATEMENT OF CASH FLOWS
  FOR THE PERIOD JANUARY 1, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH MARCH 31,
                                      2003
--------------------------------------------------------------------------------



CASH FLOWS FROM OPERATING ACTIVITIES

Decrease in members' capital derived from investment activities $ (186,933) Adjustments to reconcile net decrease in members' capital derived from investment activities to net cash used in operating
activities:
  Increase in Investment Funds, at fair value                       (33,592,665)
  Increase in receivable from affiliate                                 (89,698)
  Increase in other assets                                             (147,846)
  Increase in management fee payable                                     72,186
  Increase in offering costs payable                                     46,342
  Increase in accounts payable and accrued expenses                     152,550
                                                                   -------------
    NET CASH USED IN OPERATING ACTIVITIES                           (33,746,064)


CASH FLOWS FROM FINANCING ACTIVITIES

  Capital contributions                                              38,613,600
  Increase in contributions received in advance                       7,147,500
                                                                   -------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                        45,761,100


      Cash and cash equivalents at beginning of period
      (commencement of operations)                                            -
                                                                   -------------
      Cash and cash equivalents at end of period                   $ 12,015,036



The accompanying notes are an integral part of these financial statements.

                        CITIGROUP ALTERNATIVE INVESTMENTS
        MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G
                              FINANCIAL HIGHLIGHTS
  FOR THE PERIOD JANUARY 1, 2003 (COMMENCEMENT OF OPERATIONS) THROUGH MARCH 31,
                                      2003
--------------------------------------------------------------------------------

FOR A UNIT OUTSTANDING THROUGHOUT THE PERIOD



NET ASSET VALUE, BEGINNING OF PERIOD:                        $  1,000.00
                                                             ------------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                             (12.87)
  Net realized and unrealized gain (loss) on investments            8.73
                                                             ------------
  TOTAL FROM INVESTMENT OPERATIONS                                 (4.14)
                                                             ------------

NET ASSET VALUE, END OF PERIOD:                              $    995.86
                                                             ============

TOTAL RETURN                                                   (0.41%)**


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period                                    $38,426,667
                                                             ============
Portfolio turnover                                               29.92%*
Ratio of expenses to average net assets                           5.28%*
Ratio of net investment income (loss) to average net assets     (5.22%)*



*  Annualized.
** Total return for a period of less than a full year is not annualized.



THE ABOVE RATIOS MAY VARY FOR INDIVIDUAL INVESTORS BASED ON THE TIMING OF CAPITAL TRANSACTIONS DURING THE PERIOD.



The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003
--------------------------------------------------------------------------------



1. ORGANIZATION


Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC ("Company") was organized as a Delaware Limited Liability Company on August 16, 2002. The Company is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a closed-end, non-diversified management investment company. The Company consists of two separate series, Multi-Strategy Series M and Multi-Strategy Series G (each a "Series"). The financial statements included herein are for Multi-Strategy Series G. The investment objective of Multi-Strategy Series G is to achieve capital appreciation principally through investing in investment funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") that employ a variety of alternative investment strategies. These investment strategies allow Investment Managers the flexibility to use leverage or short-side positions to take advantage of perceived inefficiencies across the global markets, often referred to as "alternative" strategies. Because Investment Funds following alternative investment strategies are often described as hedge funds, the investment program of Multi-Strategy Series G can be described as a fund of hedge funds.

Units of Multi-Strategy Series G are sold to eligible investors (referred to as "Members"). The minimum initial investment in Multi-Strategy Series G from each Member is $50,000; the minimum additional investment is $10,000.

Citigroup Alternative Investments LLC ("CAI", or "the "Adviser"), a Delaware limited liability company and indirect, wholly owned subsidiary of Citigroup Inc., serves as Multi-Strategy Series G's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and, among other things, is responsible for the allocation of Multi-Strategy Series G's assets to various Investment Funds. AMACAR Partners, Inc. is the managing member of Multi-Strategy Series G and has delegated substantially all authority to oversee the management of the operations and assets of Multi-Strategy Series G to the Board of Directors.


2. SIGNIFICANT ACCOUNTING POLICIES


Investments in Investment Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memorandums. Multi-Strategy Series G values these investments at fair value based on financial data supplied by the Investment Funds.

A. PORTFOLIO VALUATION

The net asset value of Multi-Strategy Series G is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------



Multi-Strategy Series G's investments in Investment Funds are carried at fair value as determined by Multi-Strategy Series G's pro-rata interest in the net assets of each Investment Fund. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or other allocations payable to the Investment Funds' managers as required by the Investment Funds' agreements. Each Investment Manager to which the Adviser allocates assets generally will charge Multi-Strategy Series G, as investor in an underlying Investment Fund, an asset-based fee, and some or all of the Investment Managers will receive performance-based compensation in the form of an incentive fee. The asset-based fees of the Investment Managers are generally expected to range from 1% to 3% annually of the net assets under their management and the incentive fee is generally expected to range from 15% to 25% of net profits annually.

As a general matter, the fair value of Multi-Strategy Series G's investment in an Investment Fund represents the amount that Multi-Strategy Series G can reasonably expect to receive from an Investment Fund if Multi-Strategy Series G's investment were redeemed at the time of valuation, based on information reasonably available at the time. The Investment Funds provide for periodic redemptions ranging from monthly to annually. Investment Funds generally require advance notice of a Member's intent to redeem its interest, and may, depending on the Investment Funds' governing agreements, deny or delay a redemption request. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements. The Investment Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

B. FUND EXPENSES

Multi-Strategy Series G bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for Multi-Strategy Series G's account; professional fees; costs of insurance; registration expenses; organizational expenses and expenses of meetings of the Board of Directors. Offering costs have been deferred and are being amortized over the first twelve months of operations.

C. INCOME TAXES

Multi-Strategy Series G currently intends to operate as a partnership and not as an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. Each Member will be required to report on his, her or its own annual tax return the Member's distributive share of Multi-Strategy Series G's taxable income or loss.

D. CASH EQUIVALENTS

Cash and cash equivalents consist of monies invested in a PNC Bank, N.A. account that pays money market rates and are accounted for at cost plus accrued interest. Included in cash and cash

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------



equivalents is $7,147,500, which represents contributions received in advance to be credited to Members' capital accounts on April 1, 2003.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing Multi-Strategy Series G's financial statements are reasonable and prudent; however, actual results could differ from these estimates.


3. MANAGEMENT FEE, ADMINISTRATIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER


CAI, as Adviser, provides certain management and administrative services to Multi-Strategy Series G, including, among other things, providing office space and other support services. In consideration for such services, Multi-Strategy Series G will pay the Adviser a monthly management fee equal to 0.188% (2.25% on an annualized basis) of end of month Members' Capital. The Adviser will pay a portion of the fee to its affiliates.

Placement agents may be retained by the Company to assist in the placement of Units. A placement agent, which may be affiliated with the Adviser, will generally be entitled to receive a fee from each investor in the Company whose Units the agent places. The specific amount of the placement fee paid with respect to a Member is generally dependent on the size of the investment in a Series.

At this time, Citigroup Global Markets, Inc., an affiliate of CAI and a wholly owned subsidiary of Citigroup, Inc., serves as the sole placement agent of the Multi-Strategy Series G Units.

CAI, as Administrator, has retained PFPC Inc. ("PFPC"), an independent third party and wholly-owned subsidiary of PNC Bank, N.A., to assist in the performance of its administrative duties. PFPC provides certain accounting, record keeping, tax and investor related services. Multi-Strategy Series G pays CAI a monthly fee of 0.025% (0.30% on an annualized basis) for administration based primarily upon average net assets, subject to a minimum monthly fee, and will reimburse certain expenses.

Receivable from affiliate represents amounts due from CAI for reimbursement of organizational expenses.

Each Director who is not an "interested person" of Multi-Strategy Series G, as defined by the 1940 Act, receives an annual retainer of $10,000 plus a fee per meeting of the Board of Directors of $500. Any Director who is an "interested person" does not receive any annual or other fee from Multi-Strategy Series G. All Directors are reimbursed for all reasonable out of pocket expenses. Total amounts expensed related to Directors by Multi-Strategy Series G for the period January 1,

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------



2003 through March 31, 2003 were $4,862.

PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of Multi-Strategy Series G's assets and provides custodial services for Multi-Strategy Series G. Fees payable to the custodian and reimbursement for certain expenses are paid by Multi-Strategy Series G.


4. SECURITIES TRANSACTIONS


The following table lists the aggregate purchases, proceeds from sales of Investment Funds, net unrealized appreciation, gross unrealized appreciation, and gross unrealized depreciation as of and for the period from January 1, 2003 through March 31, 2003. At March 31, 2003, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes.

Aggregate purchases             $35,485,500
Aggregate proceeds from sales   $2,117,350
Gross unrealized appreciation   $707,281
Gross unrealized depreciation   $480,116
Net unrealized appreciation     $227,165


5. CONTRIBUTIONS, REDEMPTIONS, AND ALLOCATION OF INCOME


Generally, initial and additional subscriptions for Units may be accepted as of the first day of each month. CAI has been authorized by the Board of Directors of the Company to accept or reject any initial and additional subscriptions for Units in Multi-Strategy Series G. The Board of Directors from time to time and in its complete and exclusive discretion, may determine to cause Multi-Strategy Series G to repurchase Units from Members pursuant to written tenders by members on such terms and conditions as it may determine. CAI expects that it typically will recommend to the Board of Directors that the Company offer to repurchase Units from Members semi-annually, on each June 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

Net profits or net losses of Multi-Strategy Series G for each month-end will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of each month in accordance with the Members' respective investment percentages for the month.


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK


In the normal course of business, the Investment Funds in which Multi-Strategy Series G invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps.

CITIGROUP ALTERNATIVE INVESTMENTS
MULTI-ADVISER HEDGE FUND PORTFOLIOS LLC - MULTI-STRATEGY SERIES G

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------



7. SUBSEQUENT EVENT


In its March 20, 2003 meeting, the Board of Directors approved the Adviser's recommendation that a tender offer be made for up to 5% of the outstanding Multi-Strategy Series G Units. The tender offer period began on April 23, 2003 and will expire on May 31, 2003. Units tendered will be redeemed at the unaudited net asset value per Unit as of June 30, 2003.

                                FUND MANAGEMENT

                                  (UNAUDITED)



     The Company's officers are appointed by the Directors and will oversee the management of the day-to-day operations of the Company and each Series under the supervision of the Board of Directors. Two of the Directors and all of the officers of the Company are directors, officers or employees of the Adviser, the Managing Member, their subsidiaries or Citigroup. The other Directors are not affiliated with the Adviser, the Managing Member, their subsidiaries or Citigroup and are not "interested persons" as defined under Section 2(a)(19) of the 1940 Act (the "Independent Directors"). The Directors and officers of the Company also may be directors and officers of other investment companies managed, advised, administered or distributed by Citigroup or its subsidiaries. A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past five years are set out below. To the fullest extent allowed by applicable law, including the 1940 Act, the Limited Liability Company Agreement indemnifies the Directors and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

     Certain of the Directors and officers of the Company are also directors and/or officers of other investment companies that are advised by the Adviser or its affiliates. (The Company and such other investment companies are referred to collectively in this section of the Private Placement Memorandum as the "Fund Complex.") The address for each Director and officer in his or her capacity as such is 388 Greenwich Street, 16 th Floor, New York, N.Y. 10013.

                             INDEPENDENT DIRECTORS

                            (INFORMATION UNAUDITED)


                                                                                     NUMBER OF
                                                 TERM OF           PRINCIPAL        PORTFOLIOS IN          OTHER
                        POSITION(S) HELD       OFFICE* AND       OCCUPATION(S)       FUND COMPLEX      DIRECTORSHIPS
        NAME                  WITH              LENGTH OF           DURING           OVERSEEN BY          HELD BY
       AND AGE             THE COMPANY         TIME SERVED       PAST 5 YEARS          DIRECTOR           DIRECTOR
-------------------- ----------------------- --------------- ---------------------- -------------- ---------------------
Charles Hurty        Director                November 2002   Business Consultant    Two            Fort Lauderdale
(born 1943)                                  to present      since October 2001;                   Museum of Art,
                                                             prior thereto, partner                Broward Center
                                                             with accounting firm                  for the Performing
                                                             of KPMG, LLP.                         Arts, Florida
                                                                                                   Philharmonic,
                                                                                                   Broward
                                                                                                   Workshop,
                                                                                                   Association for
                                                                                                   Retarded Children

Steven Krull         Director                November 2002   Professor of Finance   Two            None
(born 1957)                                  to present      at Hofstra University;
                                                             Business Consultant.

David Scudder        Director                November 2002   Vice President of      Two            New England
(born 1936)                                  to present      Trusts of Harvard                     Conservatory, The
                                                             Management                            Advisory
                                                             Company (HMC)                         Committee for the
                                                             since February 1999;                  Office for the Arts
                                                             prior thereto, Partner                at Harvard
                                                             and Portfolio Manager                 University, the
                                                             for Wellington                        Boston Lyric
                                                             Management Co.,                       Opera,
                                                             LLP.                                  Massachusetts Eye
                                                                                                   and Ear Infirmary


--------------------
* Term of office of each Director is indefinite.

                              INTERESTED DIRECTORS

                            (INFORMATION UNAUDITED)


                                                                                     NUMBER OF
                                                 TERM OF           PRINCIPAL        PORTFOLIOS IN          OTHER
                        POSITION(S) HELD       OFFICE* AND       OCCUPATION(S)       FUND COMPLEX      DIRECTORSHIPS
        NAME                  WITH              LENGTH OF           DURING           OVERSEEN BY          HELD BY
       AND AGE             THE COMPANY         TIME SERVED       PAST 5 YEARS          DIRECTOR           DIRECTOR
-------------------- ----------------------- --------------- ---------------------- -------------- ---------------------
Clifford De Souza    President               November 2002   Senior Vice President  Two            On the Board of
(born 1961)                                  to present      with Citigroup                        one of CAI's
                                                             Alternative                           privately offered
                                                             Investments LLC since                 investment funds.
                                                             November 2001; prior
                                                             thereto, Chief
                                                             Operating Officer of
                                                             Plusfunds Ltd. since
                                                             November 1999, prior
                                                             thereto, co-head
                                                             Emerging Market Debt
                                                             and Foreign Exchange
                                                             trading for Warburg
                                                             Dillon Read/UBS
                                                             from August 1995.

Janet Holmes         Vice President          November 2002   Managing Director with Two            NONE
(born 1959)                                  to present      Citigroup Alternative
                                                             Investments LLC since
                                                             December 2001; prior
                                                             thereto, Managing
                                                             Director, Head of
                                                             Product Development
                                                             and Head of Hedge Fund
                                                             Review and Appeal for
                                                             PlusFunds Ltd. since
                                                             January 2000; prior
                                                             thereto, Vice
                                                             President with
                                                             Standard & Poor's
                                                             since February 1997.


--------------------
* Term of office of each officer is indefinite.

                                    OFFICERS

                            (INFORMATION UNAUDITED)


                       POSITION(S)     TERM OF OFFICE
        NAME            HELD WITH       AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
       AND AGE         THE COMPANY       TIME SERVED                      DURING PAST 5 YEARS
--------------------  --------------  ----------------  ------------------------------------------------------
Clifford De Souza     President       November 2002 to  See table for "Interested Directors" above.
(born 1961)                           present

Janet Holmes          Vice President  November 2002 to  See table for "Interested Directors" above.
(born 1959)                           present

Paul Weisenfeld       Vice President  November 2002 to  First Vice President with Salomon Smith Barney
(born 1970)                           present           Inc. since August 2000; prior thereto, Attorney in the
                                                        Investment Management Group of Dechert Price and
                                                        Rhoads since September 1998; Attorney with
                                                        Tannenbaum, Helpern, Syracuse and Hirschtritt from
                                                        August 1996 to August 1998.

Claudio Macchetto     Treasurer       November 2002 to  Senior Vice President with Citigroup Alternative
(born 1970)                           present           Investments LLC since October 2002; prior thereto,
                                                        Head of Business Development since October 2001;
                                                        Vice President, Citigroup Corporate Development
                                                        from March 2001 to October 2001; First Vice
                                                        President, Salomon Smith Barney Inc. from
                                                        September 1999 to February 2001; prior thereto,
                                                        Senior Associate in the Financial and Health
                                                        Services Group with Booz, Allen & Hamilton Inc.
                                                        since August 1999 and Associate since September
                                                        1996.

Sonia Rubinic         Secretary       November 2002 to  Vice President, Citigroup Product Support Group
(born 1965)                           present           since April 1997.

Bernadette Reynolds   Assistant       November 2002 to  Vice President with Citigroup Alternative
(born 1971)           Secretary       present           Investments LLC since July 2002; prior thereto,
                                                        Senior Associate and Client Service Manager with
                                                        Morgan Stanley since December 2000; prior thereto,
                                                        Director of Operations with PlusFunds.com March
                                                        2000 to November 2000; Assistant Vice President
                                                        with Chase Manhattan Bank from October 1998 to
                                                        February 2000; Senior Client Executive with
                                                        Morgan Stanley Global Securities from June 1997 to
                                                        October 1998.


     Other than as described above, since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser and principal underwriter is Citigroup Alternative Investments LLC has held any other position with (i) the Company, (ii) an investment company having the same adviser or principal underwriter as the Company or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) the Adviser or other affiliate of the Company or (iv) any person controlling, controlled by or under common control with the Adviser. None of the Directors currently owns Units of either Series, nor do they own equity securities issued by other investment companies in the Fund Complex.